OTHER RECEIVABLES	12 Months Ended
Apr. 30, 2012
OTHER RECEIVABLES

NOTE 5. OTHER RECEIVABLES

Other receivables consist of the following at April 30:

Description	2012	2011
Short term loans to business associates	$554,726	$927,736
PYC receivable-current (note 3)	7,094,403
HSC receivable (note 3)	801,256	1,259,151
Other	288,483	399,260
Total	$8,738,868	$2,586,147

As more fully discussed in Note 3, the Company sold its 100% equity ownership interest in Ping Yi Mine for RMB 196,000,000, approximately $31,200,000. The estimated receipt of payment is expected to generally occur of a five-year term, in accordance with the contract. As such, a valuation allowance was recorded to reflect the net present value of the payments during that term at a rate of 5%, which is with reference to the borrowing rate of People Bank of China with similar tenor. The initial recording of this discount resulted in the recognition of a cost of disposal in the current year, which will be accreted as interest income by effective interest method over the life of the agreement. As of April 30, 2012, the Company recorded a total receivable, net of discount of $28,016,214, with a current portion of 7,094,403, net of discount of $178,555.